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                                                     EXHIBIT NUMBER (10)(xvi)(1)
                                                     TO 1995 FORM 10-K

                     FIRST AMENDMENT TO AGREEMENT OF LEASE
                     -------------------------------------

     THIS AMENDMENT, made and entered into as of August 15, 1986, by and between American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated August 21, 1986 and known as Trust No. 65287 ("Landlord") and The Northern Trust Company, an Illinois banking corporation ("Tenant"),

                               WITNESSETH: THAT

     WHEREAS, Landlord and Tenant are parties to a certain Agreement of Lease dated as of August 27, 1985 (the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment of Lease. Paragraph 5(B)(i) of the Lease is hereby deleted, and the following inserted in lieu thereof:

          "(i) For the Base Year (and first full Lease Year if the Base Year commences subsequent to July 1 of such year), an amount equal to the lesser of (a) the product of thirty percent (30%) of the Base Rent paid during the Base Year multiplied by the percentage change (positive or negative) of the CPI for the month in which the Term of this Lease commences over the CPI for the month in which this Lease was executed, and (b) $1.00 per RSF; and"

     2. Legal Effect. As amended herein, the Lease shall remain in full force and effect and, except as expressly amended herein, shall be unaffected hereby.

     3. Exculpatory Clause. This Lease is executed by American National Bank and Trust Company, not personally, but in the exercise of the power and authority conferred upon and vested in it as Trustee. It is expressly understood and agreed that nothing herein shall be construed as creating any liability whatsoever against Trustee personally; and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve, or sequester any property and all personal liability of every sort, if any, is hereby expressly waived by said Tenant, and by every person now or hereafter claiming any right or security hereunder; and that, so far as the Trustee is concerned, the owner of any indebtedness or liability

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accuring hereunder shall look solely to the assets of said property and the proceeds thereof for the payment thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

     LANDLORD: AMERICAN NATIONAL BANK AND TRUST
               COMPANY OF CHICAGO, not individually,
               but solely as Trustee under Trust
               Agreement dated August 21, 1985 and
               known as Trust No. 65287

               By: /s/
                   ------------------------------------------
                   Assistant Vice President

               Attest: /s/ J. Michael Whelan
                       --------------------------------------
                       Assistant Secretary

     TENANT:   THE NORTHERN TRUST COMPANY

               By: /s/ John B. Snyder
                   ------------------------------------------
               Its: Executive Vice President, General Counsel
                    and Secretary
                    -----------------------------------------
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                             CONSENT TO AMENDMENT
                             --------------------

     The undersigned, Madison Plaza II Partnership, the sole beneficiary of Landlord and a joint obligor with Landlord with respect to certain covenants imposed upon Landlord pursuant to Lease, and Mellon Bank, N.A., the collateral assignee of the Lease, hereby consent to the foregoing Amendment.

                                    MADISON PLAZA II PARTNERSHIP,
                                    an Illinois general partnership

                                    By: /s/ Lee A. Miglin
                                       ----------------------------------------
                                            Lee A. Miglin, general partner

                                    By: /s/ J. Paul Beitler
                                       ----------------------------------------
                                            J. Paul Beitler, general partner

                                    MELLON BANK, N.A.

                                    By:     /s/ Paul J. Brown
                                       ----------------------------------------
                                                Paul J. Brown

                                    Its:         SVP
                                        ---------------------------------------